                         =============================

                              THE CHINA FUND, INC.

                         =============================



                               SEMI-ANNUAL REPORT

                                 APRIL 30, 1999








                                             -----------------------------------
                                             THE CHINA FUND, INC.
                                             TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                             Key Highlights                    1
                                             Chairman's Statement              3
                                             Investment Managers' Statement    4
                                             About the Portfolio Managers     10
                                             Schedule of Investments          11
                                             Financial Statements             16
                                             Notes to Financial Statements    20
                                             Other Information                23
                                             Dividends and Distributions;
                                               Dividend Reinvestment
                                               and Cash Purchase Plan         24

                                             -----------------------------------

THE CHINA FUND, INC.
KEY HIGHLIGHTS
================================================================================

--------------------------------------------------------------------------------
                                   FUND DATA
--------------------------------------------------------------------------------
         NYSE STOCK SYMBOL                                    CHN
--------------------------------------------------------------------------------
           LISTING DATE                                  JULY 10, 1992
--------------------------------------------------------------------------------
        SHARES OUTSTANDING                                10,073,173
--------------------------------------------------------------------------------
     TOTAL NET ASSETS (4/30/99)                        US$118.0 MILLION
--------------------------------------------------------------------------------
      NET ASSET VALUE (4/30/99)                             $11.72
--------------------------------------------------------------------------------
       MARKET PRICE (4/30/99)                                $9.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  TOTAL RETURN
--------------------------------------------------------------------------------
    PERFORMANCE AS OF
        4/30/99:                NET ASSET VALUE(1)       MARKET PRICE
--------------------------------------------------------------------------------
        6 Months                      8.93%                  8.88%
--------------------------------------------------------------------------------
   3-Year Cumulative                 (3.33)%               (27.26)%
--------------------------------------------------------------------------------
   3-Year Annualized                 (1.12)%               (10.07)%
--------------------------------------------------------------------------------
   5-Year Cumulative                (10.69)%               (34.38)%
--------------------------------------------------------------------------------
   5-Year Annualized                 (2.24)%                (8.08)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
      RECORD DATE                    INCOME              CAPITAL GAINS
--------------------------------------------------------------------------------
       12/31/98                     $0.0780                    --
--------------------------------------------------------------------------------
       12/31/97                        --                   $0.5003
--------------------------------------------------------------------------------
       12/31/96                     $0.0834                    --
--------------------------------------------------------------------------------
       12/29/95                     $0.0910                    --
--------------------------------------------------------------------------------
       12/30/94                     $0.0093                 $0.6006
--------------------------------------------------------------------------------
       12/31/93                     $0.0853                 $0.8250
--------------------------------------------------------------------------------
       12/31/92                     $0.0434                 $0.0116
--------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF APRIL 30, 1999
================================================================================

--------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
--------------------------------------------------------------------------------
  1. China Merchants Holdings Co., Ltd.                     5.11%
--------------------------------------------------------------------------------
  2. Cosco Pacific, Ltd.                                    5.00%
--------------------------------------------------------------------------------
  3. Ng Fung Hong, Ltd.                                     4.59%
--------------------------------------------------------------------------------
  4. Citic Pacific, Ltd.                                    4.28%
--------------------------------------------------------------------------------
  5. Shanghai Industrial Holdings, Ltd.                     3.96%
--------------------------------------------------------------------------------
  6. Wharf Holdings, Ltd.                                   3.95%
--------------------------------------------------------------------------------
  7. Zhenhai Refining & Chemical Co., Ltd.                  3.83%
--------------------------------------------------------------------------------
  8. Shanghai Petrochemical Co., Ltd.                       3.61%
--------------------------------------------------------------------------------
  9. Shenzhen Expressway Co., Ltd.                          3.50%
--------------------------------------------------------------------------------
 10. Yanzhou Coal Mining Co.                                3.16%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS*
--------------------------------------------------------------------------------
  1. A-S China Plumbing Products Ltd.                       3.90%
--------------------------------------------------------------------------------
  2. CM Telecom International, Ltd., ordinary shares        2.66%
--------------------------------------------------------------------------------
  3. Wai Kee China Investments (BVI) Co., Ltd.              1.73%
--------------------------------------------------------------------------------
  4. New World Sun City, Ltd.                               1.45%
--------------------------------------------------------------------------------
  5. Road King Infrastructure, Ltd.                         1.16%
--------------------------------------------------------------------------------
  6. Guangdong Kelon Electrical Holdings Co.,
     Ltd. (1)                                               0.54%
--------------------------------------------------------------------------------
  7. Shanghai Links Executive Community Class A
     preference shares                                      0.39%
--------------------------------------------------------------------------------
  8. Companion Marble Holdings, Ltd.                        0.24%
--------------------------------------------------------------------------------
  9. CM Telecom International, Ltd. (warrants expire
     3/31/2000)                                             0.05%
--------------------------------------------------------------------------------
 10. Shanghai Links Executive Community                     0.04%
--------------------------------------------------------------------------------

* Percentages based on net assets at April 30, 1999
(1) (1) The listed portion of the Fund's portfolio holds additional shares of the issuer amounting to 1.6% of net assets.(1)

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================

Dear Stockholders:                                                  May 24, 1999

I am pleased to present the interim report on The China Fund, Inc. for the six months ended April 30, 1999. Market sentiment improved on signs of economic recovery in Asia starting in the second half of 1998. Over this six month period, the Net Asset Value ("NAV") of the Fund increased by 8.9% to US$11.72 (after adjusting for the January income distribution of $0.078 per share) from US$10.84 per share, while the market price also strengthened by 8.9% to US$9.44 per share from US$8.75 per share.

I am also pleased to announce the positive results of our previously announced stock buyback program. From October 19, 1998 through March 15, 1999 the Fund repurchased approximately $6.4 million of its shares in the open market at a weighted average repurchase price of $8.98 per share. Confirming the Board's belief in the Fund's long term value, the Fund has since traded at a higher market price, closing at 9-3/16 on May 24, 1999.

At April 30, 1999, the Fund's direct investment portfolio had a value of US$14 million invested in ten investments. During the six months ended April 30, 1999, the Fund partially realized two investments.

In December 1998, the Fund made a 50% provision on its investment in Shanghai Links Executive Community Ltd. ("SLEC") to reflect risks associated with the company's liquidity constraints in light of its lack of success in raising new capital.

As of April 30, 1999, the Fund had sold approximately 16.7 million shares, representing 96% of its holding, in Guangdong Kelon Holdings Limited ("Kelon") generating proceeds of approximately US$14.5 million compared to a cost of US$5.4 million.

As of April 30, 1999, the Fund had sold 3.0 million shares in CM Telecom International Limited ("China Motion"), generating proceeds of approximately US$0.6 million compared to a cost of US$0.52 million.

Recent active negotiations between China and other major global economies, including the U.S., on China's entry into the World Trade Organization (the "WTO") have stimulated investors' interest in China stocks. China's successful entry into the WTO should have a very positive long-term impact on its economy as it would boost the country's external trade and attract a large inflow of foreign investments and create employment opportunities. Furthermore, the gradual recovery of Asian regional economies will also improve China's export outlook in the region.

We thank you for your continuing support and for your interest in the Fund. If you have any questions or comments, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,


John W. English
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
================================================================================

Dear Stockholders:                                                  May 24, 1999

REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market gained 31.2% over the six month period under review. Buying interest was strong in November, especially towards the property and banking sectors in response to good property sales, stabilizing local interbank rates and expectations of interest rate cuts. The continued inflow of funds lifted the Hang Seng index to challenge the 11,000 level before easing on the back of disappointing 3Q98 GDP (down 7.1% year-on-year) and a correction on Wall Street. Nevertheless, the market recovered some of its losses in mid-December due to window dressing activities before the year-end in thin trading. Share prices stayed firm during the first week of January amid investors' anticipation of more interest rate cuts and better regional market performance. Subsequently, China's decision to allow the troubled GITIC to go bankrupt with no priority repayment for foreign banks as previously anticipated by the market and news of potential insolvency of another large Chinese group, Guangdong Enterprise, due to high debt levels triggered heavy selling of 'red chips' and other China-related shares. Banks with large exposure to Chinese companies were sold down aggressively. Sentiment was affected by the currency crisis in Brazil, which in turn lifted risk premium and dashed hope of further interest rate cuts. In March and April, speculation of a possible Disney theme park in Hong Kong, positive reception to the financial secretary's budget speech and favorable response to property pre-sales led the stock market higher. Strong performance in the United States, a rebound in the Japanese market and lower interbank rates lent further support to the market. As global funds gradually returned to the Asia Pacific region, Hong Kong was a major beneficiary. Over the period, the Hang Seng Index surged by 31.2% to close at 13,333 on April 30, 1999.

In the 'H' share market, sentiment was strong at the beginning of November on expectation of domestic interest rate cuts. Heavy buying was also triggered by a fourfold increase in China's weighting in the IFC indices - a set of global benchmark indices with a large institutional following. However, investors turned more cautious by mid-November following the release of disappointing trade numbers for October which showed a sharp downturn in China's exports (down 17.3% year-on-year). Reports of price declines in petrochemical products after a short recovery following the government's July anti-smuggling campaign also dampened sentiment. Domestic demand remained sluggish with the continuation of deflation in China. The renewed call by Beijing for the severance of government agencies and the military from all commercial business activities by the end of 1998 increased uncertainties in the market and led to profit-taking towards the end of the month. Although the announcement of interest rate cuts by an average of 50 basis points on both domestic renminbi deposits and lending rates in early December triggered some buying in the market, the rally was short-lived. In early January, the cautious outlook for 1999 voiced by China's finance minister who expressed concern over declining export growth and a sluggish domestic market set a negative tone at the beginning of the year. Reports of financial troubles at GITIC and Guangdong Enterprise led to heavy selling across all China shares on fears of widespread financial failures among Chinese companies. The sharp devaluation of the Brazilian real during the month re-ignited fear of a renminbi devaluation which led to further share price weaknesses. In addition, warnings

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED) issued by several listed companies that they incurred losses or sharp earnings declines in 1998 further dampened sentiment. However, the market rebounded toward the end of the month on the central bank governor's promise that the renminbi would not be devalued. Sentiment was subsequently lifted in March by encouraging retail sales figures and strong industrial output and fixed asset investment growth. While the annual National People's Congress in March provided no new policy initiatives, it nonetheless demonstrated China's resolve in pushing ahead with the much needed economic reforms. Premier Zhu Rongji's assurance that the GITIC bankruptcy was an isolated event also eased concerns of widespread financial failure. The visit by Premier Zhu Rongji to the United States in April and anticipation of China's WTO entry before the end of 1999 increased buying interest in China shares. Despite the poor 1998 results announced in April, cyclical stocks performed well over the month with the expectation of strong earnings recovery this year. During the period, the 'H' share index rose by 7.2% to close at 452.

The 'B' share markets were negatively affected by the government's crackdown on illegal forex transactions which limited buying by local investors in the market. Tighter currency control since August reduced buying interest from local investors in the 'B' share markets, while foreign investors focused mainly on the more liquid 'H' shares and 'red chip' stocks in Hong Kong. Sentiment was also dampened by profit warnings issued by many listed companies in December/January on their 1998 earnings results. Over the period, the Shanghai and Shenzhen 'B' share markets fell by 19.0% and 11.8%, respectively.

On the economic front, China's economy grew by 7.8% in 1998. This was slightly lower than the official target of 8.0% growth set by Premier Zhu Rongji at last year's National People's Congress (NPC) meeting. The strong economic growth was largely driven by the government's massive investments in fixed assets which jumped 19.5% in 1998, up from 1997's 10.8% growth. Investment by the private sector recorded a lackluster growth of 6.1% over this period. Inflation, as measured by the national retail price index (RPI), registered a negative 2.6% growth last year, down from positive 0.8% in 1997. Export growth was weak at 0.5% in 1998 as compared with a strong 20.9% growth recorded in 1997. Imports in 1998 fell by 1.5% which resulted in a record trade surplus of US$43.6 billion in 1998, up 8.2% year-on-year. China's foreign exchange reserve grew to US$145.0 billion by year-end 1998, up from US$139.9 billion a year earlier. Contractual foreign direct investment rose by 2.2% to US$52.1 billion, while utilized foreign direct investment increased 0.8% to US$45.5 billion in 1998.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (continued)
PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market values as of April 30, 1999 and October 31, 1998:

                                                     4/30/99           10/31/98
                                                     -------           --------
HONG KONG SHARES         Conglomerate                 28.9%              17.1%
                         Industrials                   8.5                6.5
                         Property                      1.9                2.6
                         Infrastructure                2.9                7.3
                         Utilities                     2.2                0.0
                         Transportation                5.5                5.0
                                                     -----              -----
                                                      49.9               38.5
                                                     -----              -----

H SHARES                 Industrials                  17.7                9.9
                         Infrastructure                8.6               13.8
                         Utilities                     8.9                9.6
                         Transportation                2.3                5.2
                                                     -----              -----
                                                      37.5               38.5
                                                     -----              -----
                         HONG KONG SUB-TOTAL          87.4               77.0
                                                     -----              -----

SHANGHAI 'B' SHARES      Services                      0.8                1.1
                         Transportation                0.6                1.2
                         Utilities                     2.1                3.0
                                                     -----              -----
                                                       3.5                5.3
                                                     -----              -----

SHENZHEN 'B' SHARES      Industrials                   0.7                1.0
                         Property                      0.4                0.8
                                                     -----              -----
                                                       1.1                1.8
                                                     -----              -----

'N' SHARES               Utilities                     3.5                4.9
                                                     -----              -----
                                                       3.5                4.9
                                                     -----              -----

                         CHINA SUB-TOTAL               8.1               12.0
                                                     -----              -----

CASH                                                   4.5               11.0
                                                     -----              -----
                         TOTAL                       100.0%             100.0%
                                                     =====              =====

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
During the period under review, the Fund increased its weighting in Hong Kong, bringing the exposure up to 49.9% from 38.5%. We have decreased the 'H' share weighting from 38.5% to 37.5%. Exposure to Shanghai 'B' shares, Shenzhen 'B' shares and 'N' shares were reduced to 3.5%, 1.1% and 3.5%, respectively.

Over the period, the Listed Investment Manager expanded the portfolio from 30 to 39 stocks. Market valuations became more attractive in Hong Kong following the sharp interest rate reductions in the fourth quarter of 1998. Hutchison Whampoa, a major conglomerate with extensive port operations in China was added to the portfolio for their strong management and solid business base. We have also invested in Wharf Holdings, a successful player in Hong Kong's thriving cable TV and telecommunications market. CITIC Pacific was added for its diversified business exposure, with concentration on lucrative infrastructure projects in China. Among the 'red chips', we have added China Telecom, the largest mobile phone operator in China with exceptional growth potential due to the current low penetration rate in China and Beijing Enterprise, a well-managed company with a diversified business to tap into the various growth sectors in the Chinese economy. The Fund also added China Pharmaceutical, a leading drug manufacturer in China, for its undemanding valuation and promising growth potential.

The Fund's "H" share activity this period included the accumulation of cyclical stocks on the prospect of strong earnings recovery in 1999. We have added
Shanghai Petrochemical, Beijing Yanhua Petrochemical,   Yizheng Chemical Fibre
and Zhenhai Refining which are some of China's leading petrochemical producers on their attractive valuation and expected earnings recovery this year. Positions in the more defensive infrastructure and utilities stocks such as Zhejiang Expressway and Beijing Datang Power were trimmed. Holdings in Qingling Motors, a light truck manufacturer, were eliminated on concern of their recent sluggish sales and poor earnings outlook as competition intensified in the domestic light truck market.

The weighting changes in the Shanghai 'B', Shenzhen 'B' and 'N' share markets were mainly due to market movements over the six month period under review.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS
As of April 30, 1999, the Fund held investments in ten companies within its Direct Investment portion. A description of these investments is set out below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. As of April 30, 1999, 78% of the total units offered for sale had been sold and the Fund had received interest and repayments totaling US$2.6 million, or 72% of its original investment cost.

GUANGDONG KELON ELECTRICAL HOLDINGS COMPANY LIMITED ("KELON")
Kelon has been the leading PRC refrigerator manufacturer since 1991, and obtained a listing as an 'H' share on The Stock Exchange of Hong Kong Limited ("HKSE") in July 1996. The company has diversified into the production of air conditioners and has acquired a 60% interest in Guangdong Kelon Air Conditioner Co. Ltd. and the air conditioner manufacturing assets of Huabao Holdings Ltd. As of April 30, 1999, the Fund had sold approximately 96% of its original holding generating proceeds of US$14.5 million compared to a cost of US$5.4 million. The value of the Fund's holding in Kelon as of April 30, 1999 was US$0.6 million compared to a cost of US$0.2 million.

CM TELECOM INTERNATIONAL LIMITED ("CHINA MOTION")
China Motion is principally engaged in the provision of telecommunications-related equipment, products and services to network operators in the PRC. China Motion owns a 30% interest in an associated company which provides cross-border paging services between Hong Kong and Guangdong Province. China Motion owns 100% of a Shenzhen GSM mobile phone JV and has established a company to participate in internet services in China.

As of April 30, 1999, the Fund had sold 3.0 million shares or 20% of its holding in China Motion, generating proceeds of approximately US$0.6 million compared to a cost of US$0.52 million.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of sanitaryware products for American Standard Inc. ("ASI"), a US based international manufacturer of plumbing products, through the acquisition of seven joint ventures in China. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company which is engaged, through its interests in companies and joint ventures in China, in building materials operations, construction equipment trading, and quarry concessions. Wai Kee also owns an interest in Road King Infrastructure Limited which is engaged in tollroad operations in the PRC. The major shareholder of Wai Kee is Wai Kee Holdings Limited, which is listed on the HKSE and is engaged in quarrying, civil engineering and dredging in Hong Kong.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
COMPANION MARBLE (HOLDINGS) LIMITED ("CML")
CML is engaged in the processing, wholesaling, retailing and the provision of installation services for granite and marble products in China. In January 1999, the Fund restructured the terms of its investment in CML. As of April 30, 1999, US$0.46 million representing 76% of the original investment cost had been repaid. The balance is due by March 31, 2000. The Fund also holds warrants to subscribe for 2.5 million shares of CML at a price of HK$0.38 per share, expiring in 2004.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Siu Fung's major shareholder is Siu Fung Ceramics Holdings Limited ("SFH"), a listed company on the HKSE, engaged primarily in marketing and manufacturing production equipment for ceramic products. In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During its fiscal year ending March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996. In 1996, the Fund made a full provision against the cost of its investment in Wing Hong.

SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a site of
1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. As of April 30, 1999, the construction of the first fifty houses had been completed and leased, indicating that the concept has the potential to be successful. However, in light of SLEC's requirement for additional cash and its lack of success in raising new capital, in December 1998 the Fund made a 50% provision against the cost of its investment in SLEC.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King is an operator of tollroads in China and has interests in eighteen tollroads with a combined length of approximately 610 kilometers. Road King achieved a listing of its shares on The Stock Exchange of Hong Kong Limited in 1996.


Sincerely,
Richard C. Wong, Listed Investment Manager
Vincent J. Warner, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
================================================================================

LISTED INVESTMENT MANAGER
Mr. Richard C. Wong serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University. He is currently an Associate Director at HSBC Asset Management Hong Kong Limited. Mr. Wong first joined HSBC Asset Management Hong Kong Limited in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Asset Management Hong Kong Limited in January of 1997.

DIRECT INVESTMENT MANAGER
Mr. Vincent J. Warner has served as the portfolio manager of the Fund's direct investment portfolio since January 1999. He is a director of HSBC Private Equity Management Hong Kong Limited and the Finance Director of HSBC Private Equity Management Limited.

Mr. Warner has had responsibility for the Fund's direct investment portfolio since February 1998 and has been a member of the team managing the Fund's Direct Investment Portion since July 1995. Prior to joining HSBC Private Equity Management Limited, Mr. Warner worked for AusAsean Management Limited, the direct investment subsidiary of the AusAsean Group in Australia and Lloyds Development Capital Limited, the direct investment subsidiary of Lloyds Bank plc in the UK. Mr. Warner holds an MA in jurisprudence from Oriel College, Oxford, England.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

=========================================================================================
           NAME OF ISSUER
         AND TITLE OF ISSUE                                 SHARES          VALUE (NOTE A)
         ------------------                                 ------          -------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
  ELECTRIC UTILITIES - (1.9%)
    Heilongjiang Electric Power Co., Ltd. ............   2,553,250             $  648,525
    Zhejiang Southeast Electric Power Co., Ltd. ......   6,732,000              1,534,896
                                                                               ----------
                                                                                2,183,421
                                                                               ----------
  TRANSPORTATION - (0.5%)
    Shanghai Dazhong Taxi Co., Ltd. ..................   1,986,140                623,648
                                                                               ----------

  TRAVEL & TOURISM - (0.7%)
    Huangshan Tourism Development Co., Ltd. ..........   2,826,000                819,540
                                                                               ----------

        TOTAL SHANGHAI "B" SHARES - (Cost  $4,376,469)                 3.1%     3,626,609
                                                                       ---     ----------

CHINA - SHENZHEN "B" SHARES
  HOUSEHOLD APPLIANCES - (0.6%)
    Wuxi Little Swan Co., Ltd. .......................   1,611,698                709,056
                                                                               ----------

  INDUSTRIALS - (0.3%)
    Shenzhen Fangda Building Material Co., Ltd. ......   1,080,000                397,110
                                                                               ----------

        TOTAL SHENZHEN "B" SHARES - (Cost  $1,780,051)                 0.9%     1,106,166
                                                                       ---     ----------

        TOTAL CHINA - (Cost  $6,156,520)                               4.0%     4,732,775
                                                                       ---     ----------

HONG KONG
  DIVERSIFIED - (15.2%)
    China Everbright International, Ltd. .............   3,000,000              1,422,397
    Citic Pacific, Ltd. ..............................   1,820,000              4,930,977
    Hutchison Whampoa, Ltd. ..........................     275,000              2,465,811
    Shanghai Industrial Holdings, Ltd. ...............   2,060,000              4,571,281
    Wharf Holdings, Ltd. .............................   1,858,000              4,554,509
                                                                               ----------
                                                                               17,944,975
                                                                               ----------
  ELECTRONICS - (3.0%)
    Legend Holdings, Ltd. ............................   6,800,000              3,509,225
                                                                               ----------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

=========================================================================================
           NAME OF ISSUER
         AND TITLE OF ISSUE                                 SHARES          VALUE (NOTE A)
         ------------------                                 ------          -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  FOOD & BEVERAGES - (6.0%)
    China Food Holdings, Ltd. ........................   7,318,000             $1,784,418
    Ng Fung Hong, Ltd. ...............................   5,476,000              5,298,671
                                                                               ----------
                                                                                7,083,089
                                                                               ----------
  INFRASTRUCTURE - (2.5%)
    New World Infrastructure, Ltd. ...................   1,640,000              2,993,936
                                                                               ----------

  PROPERTY DEVELOPER - (1.7%)
    China Resources Beijing Land Co. .................  11,100,000              1,961,940
                                                                               ----------

  TELECOMMUNICATIONS - (1.9%)
    China Telecom (Hong Kong), Ltd. ..................   1,000,000              2,283,576
                                                                               ----------

  TRANSPORTATION - (9.9%)
    China Merchants Holdings Co., Ltd. ...............   8,380,000              5,892,272
    Cosco Pacific, Ltd. ..............................   8,513,000              5,766,127
                                                                               ----------
                                                                               11,658,399
                                                                               ----------
        TOTAL HONG KONG - (Cost $39,928,843)                          40.2%    47,435,140
                                                                      ----     ----------

HONG KONG - "H" SHARES
  AGRICULTURAL MACHINERY - (1.6%)
    First Tractor Co., Ltd. ..........................   9,500,000              1,899,755
                                                                               ----------

  CEMENT - (0.3%)
    Anhui Conch Cement Co., Ltd. .....................   3,200,000                371,565
                                                                               ----------

  CHEMICALS - (11.2%)
    Beijing Yanhua Petrochemical Co., Ltd. ...........  15,000,000              2,341,633
    Shanghai Petrochemical Co., Ltd. .................  22,234,000              4,159,373
    Yizheng Chemical Fibre Co., Ltd. .................  16,000,000              2,311,960
    Zhenhai Refining & Chemical Co., Ltd. ............  20,130,000              4,415,043
                                                                               ----------
                                                                               13,228,009
                                                                               ----------
  DIVERSIFIED - (2.1%)
    Beijing Enterprises Holdings, Ltd. ...............   1,490,000              2,460,586
                                                                               ----------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

=========================================================================================
           NAME OF ISSUER
         AND TITLE OF ISSUE                                 SHARES          VALUE (NOTE A)
         ------------------                                 ------          -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG - "H" SHARES (continued)
  DRUGS & HEALTH CARE - (1.8%)
    China Pharmaceutical Enterprise & Investment
      Corp., Ltd. ....................................  11,590,000             $2,078,454
                                                                               ----------

  ELECTRIC UTILITIES - (5.6%)
    Beijing Datang Power Generation Co., Ltd. ........   8,000,000              2,399,690
    Harbin Power Equipment Co., Ltd. .................  15,292,000              1,025,912
    Huaneng Power International, Ltd. ................   9,400,000              3,183,460
                                                                               ----------
                                                                                6,609,062
                                                                               ----------
  HOUSEHOLD APPLIANCES - (1.6%)
    Guangdong Kelon Electrical Holdings Co., Ltd. ....   2,120,000              1,914,592
                                                                               ----------

  INFRASTRUCTURE - (7.6%)
    Jiangsu Expressway Co., Ltd. .....................   9,782,000              2,132,832
    Shenzhen Expressway Co., Ltd. ....................  19,700,000              4,041,156
    Zhejiang Expressway Co., Ltd. ....................  16,914,000              2,814,999
                                                                               ----------
                                                                                8,988,987
                                                                               ----------
  MINING - (3.1%)
    Yanzhou Coal Mining Co. ..........................  15,500,000              3,639,530
                                                                               ----------

  TRANSPORTATION - (2.0%)
    China Southern Airlines Co., Ltd. ................   5,100,000                789,576
    Guangshen Railway Co., Ltd. ......................  12,000,000              1,579,151
                                                                               ----------
                                                                                2,368,727
                                                                               ----------
        TOTAL HONG KONG - "H" SHARES - (Cost  $43,275,215)            36.9%    43,559,267
                                                                      ----     ----------

        TOTAL HONG KONG (INCLUDING "H" SHARES) -
          (Cost $83,204,058)                                          77.1%    90,994,407
                                                                      ----     ----------

UNITED STATES - "N" SHARES
  ELECTRIC UTILITIES - (3.1%)
    Huaneng Power International, Inc.* ...............     187,000              2,512,812
    Shandong Huaneng Power Development, Ltd. .........     265,000              1,175,938
                                                                               ----------


        TOTAL UNITED STATES - "N" SHARES - (Cost $4,792,846)           3.1%     3,688,750
                                                                      ----     ----------

        TOTAL COMMON STOCK AND OTHER
          EQUITY INTERESTS - (Cost $94,153,424)                       84.2%    99,415,932
                                                                      ----     ----------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

=================================================================================================================
           NAME OF ISSUER                                                        PAR VALUE/
         AND TITLE OF ISSUE                                                        SHARES          VALUE (NOTE A)
         ------------------                                                        ------          -------------
DIRECT INVESTMENTS
  CERAMIC PRODUCTS - (0.0%)
    Siu Fung Ceramics Concept Company, Ltd.(acquired 11/30/94)*(1) .......          8,000             $        0
                                                                                                      ----------

  CONSTRUCTION - (1.7%)
    Wai Kee China Investments (BVI) Company, Ltd.(acquired 10/23/95)*(1) .            180              2,000,059
                                                                                                      ----------

  GRANITE AND MARBLE PRODUCTS - (0.3%)
    Companion Marble Holdings, Ltd.(warrants expiring on
      January 7, 2004)*(1) ...............................................      2,500,000                      0
    Companion Marble Holdings, Ltd., convertible bond, 6.00%, 2/2/00
      (acquired 2/20/97)*(1) .............................................      5,000,000                275,835
                                                                                                      ----------
                                                                                                         275,835
                                                                                                      ----------
  HOUSEHOLD APPLIANCES - (0.5%)
    Guangdong Kelon Electrical Holdings Co., Ltd.(acquired 12/1/94) ......        690,905                623,963
                                                                                                      ----------

  INFRASTRUCTURE - (1.1%)
    Road King Infrastructure, Ltd.(acquired 3/29/96) .....................      1,969,200              1,333,802
                                                                                                      ----------

  PLUMBING - (3.8%)
    A-S China Plumbing Products, Ltd.(acquired 4/14/94)*(1) ..............            450              4,500,300
                                                                                                      ----------

  REAL ESTATE - (1.4%)
    New World Sun City, Ltd.(acquired 12/12/92)(1) .......................             83              1,668,120
                                                                                                      ----------

  TELECOMMUNICATIONS - (2.7%)
    CM Telecom International, Ltd.(warrants expiring on March 31, 2000)* .      1,530,976                 59,256
    CM Telecom International, Ltd., ordinary shares
      (acquired 1/11/94 and 11/10/94) ....................................     12,023,194              3,065,914
                                                                                                      ----------
                                                                                                       3,125,170
                                                                                                      ----------
  TEXTILE - (0.0%)
    Wing Hong Holdings, Ltd.(acquired 5/31/95)*(1) .......................            150                      0
                                                                                                      ----------

  PROPERTY DEVELOPER - (0.4%)
    Shanghai Links Executive Community (acquired 3/12/97)*(1) ............        100,000                 50,000
    Shanghai Links Executive Community Class A preference shares
      (acquired 3/12/97)*(1) .............................................        900,000                450,000
                                                                                                      ----------
                                                                                                         500,000
                                                                                                      ----------
TOTAL DIRECT INVESTMENTS - (Cost $25,684,127)                                                11.9%    14,027,249
                                                                                             ----     ----------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

===========================================================================================================
           NAME OF ISSUER                        CURRENT     MATURITY     PRINCIPAL
         AND TITLE OF ISSUE                       YIELD     (MM/DD/YY)      AMOUNT            VALUE (NOTE A)
         ------------------                       -----      --------       ------            -------------
  U.S. GOVERNMENT SECURITIES - (0.8%)
    United States Treasury Bills ..............   4.200%    06/10/1999    1,000,000            $    995,278
                                                                                               ------------

  REPURCHASE AGREEMENT - (0.8%)
    State Street Bank & Trust Co
      maturity value of $901,150 ..............   2.000%    05/03/1999      901,000                 901,000
      (Dated 4/30/99, collaterized by                                                          ------------
      $830,000 United States Treasury
      Notes, 7.00%, 7/15/06, with a
      value of $923,375)

        TOTAL SHORT-TERM
        INVESTMENTS - (Cost $1,896,278)                                                1.6%       1,896,278
                                                                                     -----     ------------

TOTAL INVESTMENTS - (Cost $121,733,829)(NOTE E)                                       97.7%     115,339,459
OTHER ASSETS AND LIABILITIES                                                           2.3%       2,692,697
                                                                                     -----     ------------

NET ASSETS                                                                           100.0%    $118,032,156
                                                                                     =====     ============

-----------------------------------------------------------------------------------------------------------


Notes to Schedule of Investments
--------------------------------
*    Denotes non-income producing security

(1) These direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition for each of these direct investments, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.





See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

===========================================================================================================
ASSETS
  Investments in listed investments, at value (cost $94,153,424)(Notes A) ................     $ 99,415,932
  Investments in direct investments, at value (cost $25,684,128)(Notes A and B) ..........       14,027,249
  Short-term investments, at value (Cost $1,896,278)(Note A) .............................        1,896,278
  Cash, including foreign currency, at value (cost $325,961) .............................          326,078
  Receivable for investments sold ........................................................        3,985,556
  Dividends and interest receivable ......................................................          109,106
  Prepaid expenses .......................................................................           24,655
                                                                                               ------------
TOTAL ASSETS .............................................................................      119,784,854
                                                                                               ------------
LIABILITIES
  Payable for investments purchased ......................................................        1,490,608
  Investment management fee payable (Note C) .............................................           75,125
  Administration, custodian and transfer agent fees payable ..............................           47,033
  Accrued expenses and other liabilities .................................................          139,932
                                                                                               ------------
TOTAL LIABILITIES ........................................................................        1,752,698
                                                                                               ------------

TOTAL NET ASSETS .........................................................................     $118,032,156
                                                                                               ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D) ....................................................     $    100,732
  Capital paid in excess of par (Note D) .................................................      139,061,890
  Net Investment Loss ....................................................................         (581,582)
  Accumulated net realized loss on investments and
    foreign currency transactions ........................................................      (14,154,307)
  Net unrealized depreciation on investments
    and foreign currency transactions ....................................................       (6,394,577)
                                                                                               ------------
TOTAL NET ASSETS .........................................................................     $118,032,156
                                                                                               ============

NET ASSET VALUE PER SHARE ................................................................     $      11.72
($118,032,156 / 10,073,173 shares of common stock outstanding                                  ============




See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

===========================================================================================================
INVESTMENT INCOME
  Dividend income - listed investments ...................................................       $   92,910
  Dividend income - direct investments ...................................................          134,296
  Interest income - listed and short-term investments ....................................          308,510
  Interest income - direct investments ...................................................           60,513
                                                                                                 ----------
      TOTAL INVESTMENT INCOME ............................................................          596,229
                                                                                                 ----------
EXPENSES
  Investment Management fee (Note C) .....................................................          629,285
  Directors' fees and expenses (Note C) ..................................................          165,798
  Administration, custodian and transfer agent fees ......................................          123,677
  Legal fees .............................................................................           78,466
  Shareholder services fee ...............................................................           53,098
  Printing and postage ...................................................................           35,704
  Insurance ..............................................................................           33,838
  Audit and tax service fees .............................................................           31,876
  Miscellaneous expenses .................................................................           23,026
                                                                                                 ----------
      TOTAL EXPENSES .....................................................................        1,174,768
                                                                                                 ----------

NET INVESTMENT LOSS ......................................................................         (578,539)
                                                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
  Net realized loss on listed investment transactions ....................................       (8,778,009)
  Net realized gain on direct investment transactions ....................................        3,299,615
  Net realized loss on foreign currency transactions .....................................           (4,493)
                                                                                                 ----------
                                                                                                 (5,482,887)
  Net change in unrealized appreciation on listed investments and
    foreign currency translations ........................................................       16,541,344
  Net change in unrealized depreciation on direct investments ............................       (2,670,135)
                                                                                                 ----------
                                                                                                 13,871,209
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS ........................................................        8,388,322
                                                                                                 ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............................................       $7,809,783
                                                                                                 ==========



See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

=====================================================================================================================
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 1999           YEAR ENDED
                                                                                 (UNAUDITED)         OCTOBER 31, 1998
                                                                                 -----------         ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss) ...........................................      $   (578,539)          $    884,934
  Net realized loss on investment and foreign currency transactions ......        (5,482,887)            (8,683,508)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations ........................        13,871,209            (53,362,296)
                                                                                ------------           ------------
  Net increase (decrease) in net assets resulting from operations ........         7,809,783            (61,160,870)
                                                                                ------------           ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income ..................................................          (816,647)                    --
  Net realized gain on investments and foreign currency transactions .....                --             (5,425,599)
                                                                                ------------           ------------
  Total dividends and distributions to shareholders ......................          (816,647)            (5,425,599)
                                                                                ------------           ------------
CAPITAL SHARE TRANSACTIONS:
  Fund shares repurchased (Note D) .......................................        (5,852,335)              (557,605)
                                                                                ------------           ------------
  Total decrease in net assets from capital stock transactions ...........        (5,852,335)              (557,605)
                                                                                ------------           ------------
NET INCREASE (DECREASE) IN NET ASSETS                                              1,140,801            (67,144,074)
                                                                                ------------           ------------
NET ASSETS:
  Beginning of period ....................................................       116,891,355            184,035,429
                                                                                ------------           ------------
  End of period, including undistributed net investment income (loss)
        of ($581,582) and $813,604, respectively .........................      $118,032,156           $116,891,355
                                                                                ============           ============



See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED

==================================================================================================================================

                                                    SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 1999     ----------------------------------------------------------
                                                       (UNAUDITED)        1998          1997          1996        1995      1994
                                                       -----------      --------     --------       --------    --------  --------
PER SHARE OPERATING PERFORMANCE(1)
----------------------------------
Net asset value, beginning of period ..................  $  10.94       $  16.97     $  13.24       $  12.87    $  15.26  $  17.35

Net investment income (loss) ..........................      (.06)           .08(2)     (0.02)(2)       0.06        0.10     (0.03)
Net realized and unrealized gain (loss)
     on investment and foreign currency
     transactions .....................................      1.02          (5.71)        3.83           0.40       (1.88)    (0.39)
                                                         --------       --------     --------       --------    --------  --------
Total from investment operations ......................      0.96          (5.63)        3.81           0.46       (1.78)    (0.42)
                                                         --------       --------     --------       --------    --------  --------

Less distributions:
     Dividends from net investment income .............       .08             --        (0.08)         (0.09)      (0.01)    (0.02)
     Dividends in excess of net investment income .....        --             --           --             --          --     (0.07)
     Distributions from net realized capital gains ....        --           (.50)          --             --       (0.60)    (0.82)
                                                         --------       --------     --------       --------    --------  --------
Total distributions ...................................       .08           (.50)       (0.08)         (0.09)      (0.61)    (0.91)
                                                         --------       --------     --------       --------    --------  --------

Dilution due to rights offering .......................        --             --           --             --          --     (0.76)
                                                         --------       --------     --------       --------    --------  --------

Net asset value, end of period ........................  $  11.72       $  10.84     $  16.97       $  13.24    $  12.87  $  15.26
                                                         ========       ========     ========       ========    ========  ========

Per share market value, end of period .................  $   9.44       $   8.75     $  13.31       $  11.75    $  11.75  $  17.25
                                                         ========       ========     ========       ========    ========  ========

TOTAL INVESTMENT RETURN
-----------------------
     (BASED ON MARKET VALUE) ..........................      8.88%        (31.98)%      13.88%          0.74%     (28.39)%    5.38%
     -----------------------                             ========       ========     ========       ========    ========  ========

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of period (000's) .....................  $118,032       $116,891     $184,035       $143,599    $139,513  $165,102
Ratio of expenses to average net assets ...............      2.29%(3)       2.22%        2.15%(2)       2.56%       2.55%     2.49%
Ratio of net investment income (loss)
     to average net assets ............................     (1.13)%(3)       .68%       (0.11)%         0.78%       0.78%    (0.11)%
Portfolio turnover rate ...............................        31%            24%          39%            43%         43%       58%


(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
(loss) per share is after the waiver of a portion of the Investment Management
Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows: For the year ended October
31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.
(3) Annualized.

----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

================================================================================
NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the six months ended April 30, 1999, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

================================================================================
SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.


NOTE B - VALUATION OF DIRECT INVESTMENTS
At April 30, 1999, Direct Investments amounting to $8,944,314 (7.6% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available current market prices (See Note A - Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management Hong Kong Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund (the "Management Agreement"). Effective March 13, 1998, the Management Agreement was amended to reduce the fee paid by the Fund to the Investment Manager for its services to the annual rate of 1.25% of the Fund's average weekly net assets. Prior to March 13, 1998, the Investment Manager was entitled to receive a fee for its services at the annual rate of 1.50% of the Fund's average weekly net assets. However, beginning July 1, 1997, the Investment Manager voluntarily waived a portion of its fee amounting to an annual rate of 0.25% of the Fund's average weekly net assets. HSBC Private Equity Management Hong Kong Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee by the Investment Manager.

================================================================================
No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D - CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. During the six months ended April 30, 1999, the Fund repurchased 707,864 shares of its common stock. Proceeds paid by the Fund for the repurchase of its shares, including commissions of $21,236, amounted to $5,852,335.

NOTE E -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 1999, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $41,976,745 and $27,985,074, respectively. At April 30, 1999, the cost of investments for book and federal income tax purposes was substantially the same. Gross unrealized appreciation of investments was $19,661,365, while gross unrealized depreciation of investments was $26,055,736, resulting in net unrealized depreciation of investments of $6,394,371. In addition, the Fund has a capital loss carryforward of $8,671,420, which may be utilized to offset capital gains through October 31, 2006. The Fund has designated $5,368,198 as distributions from long term capital gains.

NOTE F-- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

THE CHINA FUND, INC.
OTHER INFORMATION

================================================================================

RESULTS OF ANNUAL STOCKHOLDER MEETING

1) ELECTION OF A CLASS I DIRECTOR - The stockholders of the Fund elected Paul C. Guidone to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2000.

                                       For              Abstain
                                       ---              -------
          Paul C. Guidone          6,894,198.950       67,630.529

2)
     ELECTION OF CLASS III DIRECTORS - The stockholders of the Fund elected Joe
     O. Rogers, Alan Tremain and Nigel S. Tulloch to the Board of directors to hold office until the Annual Meeting of Stockholders held in 2002.

                                       For              Abstain
                                       ---              -------
          Joe O. Rogers            6,895,155.134       66,674.345
          Alan Tremain             6,894,589.904       67,239.575
          Nigel S. Tulloch         6,895,042.726       66,786.753

3) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS - The stockholders of the Fund ratified the selection of KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ending October 31, 1999.

                    For               Against           Abstain
                    ---               -------           -------
               6,789,515.001         20,635.557       151,678.921



YEAR 2000
The services provided to The China Fund (the "Fund") by its various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Fund has been advised that its service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

================================================================================
The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(CONTINUED)

================================================================================
The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.

================================================================================
UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY  10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English, Chairman of the Board and Director
Paul C. Guidone, President and Director
Sir Alan Donald KCMG, Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management Hong Kong Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management Hong Kong Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

LEGAL COUNSEL
Rogers & Wells LLP